Subsequent events	12 Months Ended
Mar. 28, 2026
Subsequent Events [Abstract]
Subsequent events
19.	Subsequent events
On June 5, 2026, the Company entered into a five-year $32.5 million senior secured term loan facility with 1903P Loan Agent, LLC, an affiliate of Gordon Brothers Group (“Gordon Brothers”) and the designated administrative agent under the GB Term Loan. The GB Term Loan, which matures in June 2031, refinances the Company’s existing $26 million SLR Term Loan which has been repaid in full. Contemporaneously with the closing of the GB Term Loan, the Company entered into an amendment and extension of its senior secured revolving credit facility with Wells Fargo, extending the maturity date until June 2031 and providing for total commitments of $93 million, an increase of $3 million. The new and amended financing provides the Company with increased liquidity, enhanced financial flexibility and extended debt maturities, while continuing to support the execution of its strategic initiatives, including investments in store renovations, omni-channel capabilities, digital commerce initiatives and working capital requirements.
The GB Term Loan, decreasing to $30.0 million in December 2027, bears interest at a rate equal to Term CORRA (with an interest rate floor), plus a range from 6.75% to 7.75%, based on the Company’s fixed charge coverage ratio throughout the term of the GB Term Loan. The Wells Credit Facility bears interest at a rate equal to Term CORRA or SOFR, as applicable, plus a range from 2.00% to 2.5% or 1.625% to 2.125% for drawings in U.S. dollars, based on the borrowing capacity of the Company throughout the term of the Wells Credit Facility.
Concurrently with the closing of the new and amended facilities, the Company and Mangrove, one of the Company’s controlling shareholders, have signed an amendment to the existing $3.75 million loan agreement entered into in June 2025 extending the maturity date until June 2031. Going forward, the Amended Mangrove Loan will bear interest at a rate of 12.2% effective August 1, 2026, and is agreed to be repaid through annual principal payments of $250,000 over a period of three years, commencing in June 2028, with a final repayment of $3.0 million within a period of thirty (30) days prior to the June 2031 maturity date. All interest owed up to July 31, 2026 on the Montel Cash Advance and on the Mangrove Loan is to be paid in a lump sum of approximately $0.2 million and $0.3 million, respectively, net of withholding taxes, in July 2026. The balance of interest of approximately $0.1 million and $0.3 million, respectively, net of withholding taxes, is to be paid in 12 equal installments starting in August 2026. Effective August 1, 2026, interest on the outstanding balance on the Montel Cash Advance and on the Amended Mangrove Loan shall be repayable on a monthly basis.